Exhibit 7.1
DISTRIBUTION AND CONTRIBUTION AGREEMENT
     This DISTRIBUTION AND CONTRIBUTION AGREEMENT (this “Agreement”), dated as of March 28, 2008, is by and among Apartment Investment and Management Company, AIMCO/Bethesda Holdings, Inc., AIMCO/Brandywine, L.P., AIMCO Brentwood, LLC, AIMCO Canterbury Green, L.L.C., AIMCO Cape Cod, LLC, AIMCO Frankford Place, LLC, AIMCO-GP, Inc., AIMCO Holdings, L.P., AIMCO Holdings QRS, Inc., AIMCO IPLP, L.P., AIMCO/IPT, Inc., AIMCO Jacques-Miller, L.P., AIMCO-LP, Inc., AIMCO Lexington (TX), LLC, AIMCO Properties, L.P., AIMCO Stone Pointe, L.L.C., AIMCO Stratford, LLC, AIMCO Williams Cove, LLC, AIMCO Windridge, LLC, Ambassador I, L.P., Ambassador VIII, L.P., Cooper River Properties, L.L.C., Davidson Diversified Properties, Inc., Fox Capital Management Corporation, Lakeside Investors, L.L.C., MAE Investments, Inc., NHP Partners Two Limited Partnership, National Corporation for Housing Partnerships, and The National Housing Partnership.
RECITAL:
     WHEREAS, the parties desire to make the distributions and contributions set forth in this Agreement as of effective the date of this Agreement; and
     WHEREAS, AIMCO Properties (defined below) and AIMCO/Bethesda (defined below) previously contributed on February 21, 2008 the interests in Baisley Park (defined below) and now wish to formally document the contribution.
     NOW, THEREFORE, in consideration of the foregoing premises and of the mutual agreements and for other good and valuable consideration, the adequacy, sufficiency, and receipt of which are acknowledged, the parties agree as follows:
     SECTION 1. Defined Terms.
     As used in this Agreement, the following terms have the following meanings unless the context otherwise requires.
“AIMCO” means Apartment Investment and Management Company.
“AIMCO/Bethesda” means AIMCO/Bethesda Holdings, Inc.
“AIMCO/Brandywine” means AIMCO/Brandywine, L.P.
“AIMCO Brentwood” means AIMCO Brentwood, LLC.
“AIMCO Canterbury Green” means AIMCO Canterbury Green, L.L.C.
“AIMCO Cape Cod” means AIMCO Cape Cod, LLC.
“AIMCO Colony” means AIMCO Colony, L.P.
“AIMCO Frankford Place” means AIMCO Frankford Place, LLC.
“AIMCO-GP” means AIMCO-GP, Inc.

“AIMCO Heather Ridge” means AIMCO Heather Ridge, L.P.
“AIMCO Holdings” means AIMCO Holdings, L.P.
“AIMCO Holdings QRS” means AIMCO Holdings QRS, Inc.
“AIMCO IPLP” means AIMCO IPLP, L.P.
“AIMCO/IPT” means AIMCO/IPT, Inc.
“AIMCO Jacques-Miller” means AIMCO Jacques-Miller, L.P.
“AIMCO Lexington” means AIMCO Lexington (TX), LLC.
“AIMCO-LP” means AIMCO-LP., Inc.
“AIMCO Meadows” means AIMCO Meadows at Anderson Mill, L.P.
“AIMCO Mountain View” means AIMCO Mountain View, L.L.C.
“AIMCO Properties” means AIMCO Properties, L.P.
“AIMCO Southridge” means AIMCO Southridge, L.P.
“AIMCO Stone Pointe” means AIMCO Stone Pointe, L.L.C.
“AIMCO Stratford” means AIMCO Stratford, LLC.
“AIMCO Williams Cove” means AIMCO Williams Cove, LLC.
“AIMCO Windridge” means AIMCO Windridge, LLC.
“AIMCO Woodland Ridge” means AIMCO Woodland Ridge, L.P.
“Ambassador I” means Ambassador I, L.P.
“Ambassador VIII” means Ambassador VIII, L.P.
“Arbors on Westheimer Apartments” means Arbors on Westheimer, an apartment complex located in Houston, Texas.
“Baisley Park Apartments” means Baisley Park Gardens, an apartment complex located in Jamaica, New York.
“Baisley Park” means Baisley Park Associates Limited Partnership.
“Brentwood Apartments” means Brentwood Apartments, an apartment complex located in Lake Jackson, Texas.

“Broadmoor Ridge Apartments” means Broadmoor Ridge, an apartment complex located in Colorado Springs, Colorado.
“Canterbury Green Apartments” means Canterbury Green Apartments, an apartment complex located in Fort Wayne, Indiana.
“Canterbury Partnership” means Canterbury Limited Partnership.
“Cape Cod Apartments” means Cape Cod Apartments, an apartment complex located in San Antonio, Texas.
“Carrollwood Lakeside North” means Carrollwood Lakeside North Partners, Ltd.
“Century Properties Fund XVI” means Century Properties Fund XVI.
“Code” means the Internal Revenue Code of 1986, as amended.
“Colony at El Conquistador” means Colony at El Conquistador, an apartment complex located in Bradenton, Florida.
“Cooper River” means Cooper River Properties, L.L.C.
“Davidson Diversified Properties” means Davidson Diversified Properties, Inc.
“DDRE I” means Davidson Diversified Real Estate I, L.P.
“DFW Apartment Investors” means DFW Apartment Investors Limited Partnership.
“Diversified Equities” means Diversified Equities, Limited.
“Fisherman’s Wharf Apartments” means Fisherman’s Wharf Apartments, an apartment complex located in Clute, Texas.
“Fisherman’s Wharf Partners” means Fisherman’s Wharf Partners, a Texas Limited Partnership.
“Fort Carson Associates” means Fort Carson Associates Limited Partnership.
“Fox Capital Management” means Fox Capital Management Corporation.
“Frankford Place Apartments” means Frankford Place Apartments, an apartment complex located in Carrollton, Texas.
“Heather Ridge Apartments” means Heather Ridge Apartments, an apartment complex located in Arlington, Texas.
“Jacques-Miller Associates” means Jacques-Miller Associates.
“J.W. English Swiss Village Partners” means J.W. English Swiss Village Partners, Ltd., a Texas Limited Partnership.

“Lake Eden” means Lake Eden Associates, L.P.
“Lakeside Investors” means Lakeside Investors, L.L.C.
“Lakeside North at Carrollwood Apartments” means Lakeside North at Carrollwood, an apartment complex located in Tampa, Florida.
“Lebanon Station Apartments” means Lebanon Station Apartments, an apartment complex located in Columbus, Ohio.
“Lexington Apartments” means Lexington Apartments, an apartment complex located in San Antonio, Texas.
“MAE Investments” means MAE Investments, Inc.
“MAE JMA” means MAE JMA, Inc.
“Meadows Apartments” means Meadows Apartments, an apartment complex located in Austin, Texas.
“Mountain View (CO) Apartments” means Mountain View Apartments, an apartment complex located in Colorado Springs, Colorado.
“NCHP” means National Corporation for Housing Partnerships.
“NHP” means The National Housing Partnership.
“NHP Partners Two” means NHP Partners Two Limited Partnership.
“Oak Forest Apartments” means Oak Forest Apartments, an apartment complex located in Arlington, Texas.
“The OceanFront Apartments” means The OceanFront Apartments, an apartment complex located in Galveston, Texas.
“Park at Deerbrook Apartments” means Park at Deerbrook, an apartment complex located in Humble, Texas.
“Properties” means, collectively, Arbors on Westheimer Apartments, Baisley Park Apartments, Brentwood Apartments, Broadmoor Ridge Apartments, Canterbury Green Apartments, Cape Cod Apartments, Colony at El Conquistador Apartments, Fisherman’s Wharf Apartments, Frankford Place Apartments, Heather Ridge Apartments, Lakeside North at Carrollwood Apartments, Lebanon Station Apartments, Lexington Apartments, Meadows Apartments, Mountain View (CO) Apartments, Oak Forest Apartments, The OceanFront Apartments, Park at Deerbrook Apartments, Southridge Apartments, Stone Pointe Apartments, The Stratford Apartments, Versailles on the Lake Apartments, Westlake Apartments, Williams Cove Apartments, Windridge Apartments, Woodland Ridge Apartments, and Woods of Inverness Apartments.
“Seaside Point” means Seaside Point Partners, Ltd., a Texas Limited Partnership.

“Section 351” means Section 351 of the Code.
“Shares” means 100 shares of the common stock of AIMCO/Bethesda.
“Southridge Apartments” means Southridge Apartments, an apartment complex located in Greenville, Texas.
“Stone Pointe Apartments” means Stone Pointe Apartments, an apartment complex located in Fort Wayne, Indiana.
“Stone Pointe Village” means Stone Pointe Village Limited Partnership.
“The Stratford Apartments” means The Stratford, an apartment complex located in San Antonio, Texas.
“Texas Apartment Investors” means Texas Apartment Investors.
“Versailles on the Lake Apartments” means Versailles on the Lake, an apartment complex located in Fort Wayne, Indiana.
“Westlake Apartments” means Westlake Apartments, an apartment complex located in Indianapolis, Indiana.
“West Lake Arms” means West Lake Arms Limited Partnership.
“Williams Cove Apartments” means Williams Cove Apartments, an apartment complex located in Irving, Texas.
“Windridge Apartments” means Windridge Apartments, an apartment complex located in San Antonio, Texas.
“Woodland Ridge Apartments” means Woodland Ridge Apartments, an apartment complex located in Irving, Texas.
“Woods of Inverness Apartments” means Woods of Inverness, an apartment complex located in Houston, Texas.
“Woods of Inverness CPF 16” means Woods of Inverness CPF 16, L.P.
     SECTION 2. Ownership of the Properties prior to Consummation of the Transactions Contemplated by this Agreement; Power of Attorney. For convenience of reference only, attached as Exhibit A are descriptions of the ownership constituencies of each of the Properties prior to the consummation of the transactions contemplated by this Agreement. To the extent that this Agreement contains one or more errors, regardless of whether or not the corresponding description in Exhibit A was accurate, the parties agree that this Agreement may be amended upon the sole signature of AIMCO Properties, and any amendment will be considered for all purposes to have been in full force and effect as of the date of this Agreement. To this end, each of the other parties to this Agreement grants AIMCO Properties a power of attorney to execute and deliver any such amendment in its name, place, and stead as its attorney in fact. Such power of attorney is coupled with an interest and is irrevocable.
     SECTION 3. Contribution of GP and LP Interests and Properties. Effective the date of this Agreement, the parties make the following distributions and contributions:
(a)	With respect to the Ownership of Baisley Park Apartments.

1.	AIMCO Properties contributes all of its economic rights, duties, and liabilities with respect to a 6.0% general partnership interest in Baisley Park, held of record by NHP, to AIMCO/Bethesda; provided, however, that the general partnership interest itself remains in place.

2.	AIMCO Properties contributes a 94.0% limited partnership interest in Baisley Park to AIMCO/Bethesda.

(b)	With respect to the Ownership of Lebanon Station Apartments.

1.	AIMCO Properties contributes all of its economic rights, duties, and liabilities with respect to an aggregate 1% general partnership interest, held of record by MAE JMA and Jacques-Miller Associates, in Lake Eden, to AIMCO/Bethesda, provided, however, that the general partnership interests comprising such interest themselves remain in place.

2	AIMCO Properties contributes a 99% limited partnership interest in Lake Eden to AIMCO/Bethesda.

(c)	With respect to the Ownership of Oak Forest Apartments.

1.	AIMCO Properties contributes all of its economic rights, duties, and liabilities with respect to a 1% general partnership interest in DFW Apartment Investors, held of record by AIMCO/DFW Apartment Investors GP, LLC, to AIMCO/Bethesda, provided, however, that the general partnership interest itself remains in place.

2.	AIMCO Properties contributes a 56.47% limited partnership interest in DFW Apartment Investors to AIMCO/Bethesda.

(d)	With respect to the Ownership of Southridge Apartments.

1.	AIMCO Properties contributes all of its economic rights, duties, and liabilities with respect to a 0.01% general partnership interest in AIMCO Southridge, held of record by AIMCO Holdings, to AIMCO/Bethesda, provided, however, that the general partnership interest itself remains in place.

2.	AIMCO Properties contributes a 99.99% limited partnership interest in AIMCO Southridge to AIMCO/Bethesda.

(e)	With respect to the Ownership of Woodland Ridge Apartments.

1.	AIMCO Properties contributes all of its economic rights, duties, and liabilities with respect to a 0.01% general partnership interest in AIMCO Woodland Ridge, held of record by AIMCO Holdings, to AIMCO/Bethesda, provided, however, that the general partnership interest itself remains in place.

2.	AIMCO Properties contributes a 99.99% limited partnership interest in AIMCO Woodland Ridge to AIMCO/Bethesda.

(f)	With respect to the Ownership of Lexington Apartments.

1.	AIMCO/Brandywine transfers Lexington Apartments to AIMCO Lexington.

2.	AIMCO Properties contributes all of the membership interests in AIMCO Lexington to AIMCO/Bethesda.

(g)	With respect to the Ownership of Cape Cod Apartments.

1.	Ambassador VIII transfers Cape Cod Apartments to AIMCO Cape Cod.

2.	AIMCO Properties contributes all of the membership interests in AIMCO Cape Cod to AIMCO/Bethesda.

(h)	With respect to the Ownership of The Stratford Apartments.

1.	Ambassador I transfers The Stratford Apartments to AIMCO Stratford.

2.	AIMCO Properties contributes all of the membership interests in AIMCO Stratford to AIMCO/Bethesda.

(i)	With respect to the Ownership of Windridge Apartments.

1.	Ambassador I transfers Windridge Apartments to AIMCO Windridge.

2.	AIMCO Properties contributes all of the membership interests in AIMCO Windridge to AIMCO/Bethesda.

(j)	With respect to the Ownership of Frankford Place Apartments.

1.	AIMCO/Brandywine transfers Frankford Place Apartments to AIMCO Frankford Place.

2.	AIMCO Properties contributes all of the membership interests in AIMCO Frankford Place to AIMCO/Bethesda.

(k)	With respect to the Ownership of Meadows Apartments.

1.	AIMCO Properties contributes all of its economic rights, duties, and liabilities with respect to a 0.01% general partnership interest in AIMCO Meadows, held of record by AIMCO Holdings, to AIMCO/Bethesda, provided, however, that the general partnership interest itself remains in place.

2.	AIMCO Properties contributes a 99.99% limited partnership interest in AIMCO Meadows to AIMCO/Bethesda.

(l)	With respect to the Ownership of Williams Cove Apartments.

1.	AIMCO/Brandywine transfers Williams Cove Apartments to AIMCO Williams Cove.

2.	AIMCO Properties contributes all of the membership interests in AIMCO Williams Cove to AIMCO/Bethesda.

(m)	With respect to the Ownership of Arbors on Westheimer Apartments.

1.	AIMCO Properties contributes all of its economic rights, duties, and liabilities with respect to a 1% general partnership interest in J.W. English Swiss Village Partners, held of record by AIMCO Group, L.P., to AIMCO/Bethesda, provided, however, that the general partnership interest itself remains in place.

2.	AIMCO Properties contributes a 99% limited partnership interest in J. W. English Swiss Village Partners to AIMCO/Bethesda.

(n)	With respect to the Ownership of Brentwood Apartments.

1.	AIMCO/Brandywine transfers Brentwood Apartments to AIMCO Brentwood.

2.	AIMCO Properties contributes all of the membership interests in AIMCO Brentwood to AIMCO/Bethesda.

(o)	With respect to the Ownership of Broadmoor Ridge Apartments.

1.	AIMCO Properties contributes all of its economic rights, duties, and liabilities with respect to a 1% general partnership interest in Fort Carson Associates, held of record by NHP, to AIMCO/Bethesda, provided, however, that the general partnership interest itself remains in place.

2.	AIMCO Properties contributes a 0.01% limited partnership interest in Fort Carson Associates to AIMCO/Bethesda.

3.	NHP distributes a 98.99% limited partnership interest in Fort Carson Associates, 0.2378% to NCHP and 99.7622% to NHP Partners Two;
(i)	NCHP distributes its share of such interest in Fort Carson Associates to AIMCO;
(A)	AIMCO contributes such share to AIMCO-GP and AIMCO-LP pro rata in proportion to their respective ownership interests in AIMCO Properties on the date of this Agreement; and

(B)	Each of AIMCO-GP and AIMCO-LP contributes its share of such interest to AIMCO Properties.
(ii)	NHP Partners Two distributes its share of such interest in Fort Carson Associates, 1% to AIMCO Holdings and 99% to AIMCO Properties;

(A)	AIMCO Holdings distributes such interest, 2% to AIMCO Holdings QRS and 98% to AIMCO Properties;

(B)	AIMCO Holdings QRS distributes its share of such interest to AIMCO;

(C)	AIMCO contributes such share to AIMCO-GP and AIMCO-LP pro rata in proportion to their respective ownership interests in AIMCO Properties on the date of this Agreement; and

(D)	Each of AIMCO-GP and AIMCO-LP contributes its share of such interest to AIMCO Properties.
(iii)	AIMCO Properties contributes the entire 98.99% limited partnership interest in Fort Carson Associates to AIMCO/Bethesda.
(p)	With respect to the Ownership of Fisherman’s Wharf Apartments.

1.	AIMCO Properties contributes all of its economic rights, duties, and liabilities with respect to a 1% general partnership interest in Fisherman’s Wharf Partners, held of record by AIMCO Group, L.P., to AIMCO/Bethesda, provided, however, that the general partnership interest itself remains in place.

2.	AIMCO Properties contributes a 99% limited partnership interest in Fisherman’s Wharf Partners to AICMO/Bethesda.

(q)	With respect to the Ownership of Mountain View (CO) Apartments.
AIMCO Properties contributes a 100% membership interest in AIMCO Mountain View to AIMCO/Bethesda.
(r)	With respect to the Ownership of Woods of Inverness Apartments.

1.	AIMCO Properties contributes all of its economic rights, duties, and liabilities with respect to a 1% general partnership interest in Woods of Inverness CPF 16, held of record by CPF 16 Woods of Inverness GP, L.L.C., to AIMCO/Bethesda, provided, however, that the general partnership interest itself remains in place.

2.	With respect to Century Properties Fund XVI, which owns a 99% limited partnership interest in Woods of Inverness CPF 16:
(i)	AIMCO Properties contributes all of its economic rights, duties, and liabilities with respect to a 1.01% managing general partnership interest in Century Properties Fund XVI, held of record by Fox Capital Management, to AIMCO/Bethesda, provided, however, that the general partnership interest itself remains in place.

(ii)	Fox Capital Management distributes a 0.15% limited partnership interest in Century Properties Fund XVI to AIMCO/IPT;
(A)	AIMCO/IPT distributes such interest to AIMCO;

(B)	AIMCO contributes such share to AIMCO-GP and AIMCO-LP, pro rata in proportion to their respective ownership interests in AIMCO Properties on the date of this Agreement;

(C)	Each of AIMCO-GP and AIMCO-LP contributes its share of such interest to AIMCO Properties; and

(D)	AIMCO Properties contributes the entire share of such interest to AIMCO/Bethesda.
(iii)	AIMCO IPLP distributes a 35.81% limited partnership interest in Century Properties Fund XVI, 70% to AIMCO/IPT and 30% to AIMCO Properties;
(A)	AIMCO/IPT distributes its share of such interest to AIMCO;

(B)	AIMCO contributes such share to AIMCO-GP and AIMCO-LP, pro rata in proportion to their respective ownership interests in AIMCO Properties on the date of this Agreement;

(C)	Each of AIMCO-GP and AIMCO-LP contributes its share of such interest to AIMCO Properties; and

(D)	AIMCO Properties contributes the entire share of such interest to AIMCO/Bethesda.
(iv)	AIMCO Properties contributes a 28.02% limited partnership interest in Century Properties Fund XVI to AIMCO/Bethesda.
(s)	With respect to the Ownership of Heather Ridge Apartments.

1.	AIMCO Properties contributes all of its economic rights, duties, and liabilities with respect to a 0.1% general partnership interest in AIMCO Heather Ridge, held of record by AIMCO Holdings, to AIMCO/Bethesda, provided, however, that the general partnership interest itself remains in place.

2.	AIMCO Properties contributes a 99.9% limited partnership in AIMCO Heather Ridge to AIMCO/Bethesda.

(t)	With respect to the Ownership of Versailles on the Lake Apartments.

1.	AIMCO Properties contributes all of its economic rights, duties, and liabilities with respect to an aggregate 1% general partnership interest in DDRE I, held of record by Davidson Diversified Properties, to AIMCO/Bethesda, provided, however, that the general partnership interest itself remains in place.

2.	With respect to Diversified Equities, which owns a 3.9% general partnership interest in DDRE I:

(i)	AIMCO Properties contributes all of its economic rights, duties, and liabilities with respect to a 1% general partnership interest in Diversified Equities, held of record by MAE Investments, to AIMCO/Bethesda, provided, however, that the general partnership interest itself remains in place.

(ii)	AIMCO Jacques-Miller distributes a 98% limited partnership interest in Diversified Equities, 1% to MAE Investments and 99% to AIMCO IPLP;
(A)	MAE Investments distributes its share of such interest to AIMCO/IPT;
(1)	AIMCO/IPT distributes such interest to AIMCO;

(2)	AIMCO contributes such share to AIMCO-GP and AIMCO-LP, pro rata in proportion to their respective ownership interests in AIMCO Properties on the date of this Agreement;

(3)	Each of AIMCO-GP and AIMCO-LP contributes its share of such interest to AIMCO Properties; and

(4)	AIMCO Properties contributes the entire share of such interest to AIMCO/Bethesda.
(B)	AIMCO IPLP distributes its share of such interest, 70% to AIMCO/IPT and 30% to AIMCO Properties;
(1)	AIMCO/IPT distributes such interest to AIMCO;

(2)	AIMCO contributes such share to AIMCO-GP and AIMCO-LP, pro rata in proportion to their respective ownership interests in AIMCO Properties on the date of this Agreement;

(3)	Each of AIMCO-GP and AIMCO-LP contributes its share of such interest to AIMCO Properties; and

(4)	AIMCO Properties contributes the entire share of such interest to AIMCO/Bethesda.
3.	AIMCO Properties contributes a 29.73% limited partnership interest in DDRE I to AIMCO/Bethesda.

4.	AIMCO IPLP distributes a 2.34% limited partnership interest in DDRE I, 70% to AIMCO/IPT and 30% to AIMCO Properties.
(i)	AIMCO/IPT distributes its share of such interest to AIMCO;

(ii)	AIMCO contributes such share to AIMCO-GP and AIMCO-LP, pro rata in proportion to their respective ownership interests in AIMCO Properties on the date of this Agreement;

(iii)	Each of AIMCO-GP and AIMCO-LP contributes its share of such interest to AIMCO Properties; and

(iv)	AIMCO Properties contributes the entire 2.34% limited partnership interest to AIMCO/Bethesda.
5.	Cooper River distributes a 10.83% limited partnership interest in DDRE I to AIMCO IPLP;
(i)	AIMCO IPLP distributes 70% of such interest to AIMCO/IPT and 30% of such interest to AIMCO Properties;

(ii)	AIMCO/IPT distributes its share of such interest to AIMCO;

(iii)	AIMCO contributes such share to AIMCO-GP and AIMCO-LP, pro rata in proportion to their respective ownership interests in AIMCO Properties on the date of this Agreement;

(iv)	Each of AIMCO-GP and AIMCO-LP contributes its share of such interest to AIMCO Properties; and

(v)	AIMCO Properties contributes the entire 10.83% limited partnership interest in DDRE I to AIMCO/Bethesda.
6.	Davidson Diversified Properties distributes a 0.03% limited partnership interest in DDRE I to AIMCO/IPT;
(i)	AIMCO/IPT distributes such interest to AIMCO;

(ii)	AIMCO contributes such share to AIMCO-GP and AIMCO-LP, pro rata in proportion to their respective ownership interests in AIMCO Properties on the date of this Agreement;

(iii)	Each of AIMCO-GP and AIMCO-LP contributes its share of such interest to AIMCO Properties; and

(iv)	AIMCO Properties contributes the entire 0.03% limited partnership interest in DDRE I to AIMCO/Bethesda.
(u)	With respect to the Ownership of Canterbury Green Apartments.

1.	AIMCO Properties contributes all of its economic rights, duties, and liabilities with respect to a 2% general partnership interest in Canterbury Partnership, held of record by AIMCO Holdings, to AIMCO/Bethesda, provided, however, that the general partnership interest itself remains in place.

1.	AIMCO Canterbury Green distributes a 98% limited partnership interest in Canterbury Partnership to AIMCO Properties, which contributes such interest to AIMCO/Bethesda.

(v)	With respect to the Ownership of Stone Pointe Apartments.

1.	AIMCO Properties contributes all of its economic rights, duties, and liabilities with respect to a 1% general partnership interest in Stone Pointe Village, held of record by AIMCO Holdings, to AIMCO/Bethesda, provided, however, that the general partnership interest itself remains in place.

2.	AIMCO Properties contributes an 11.2% limited partnership interest in Stone Pointe Village to AIMCO/Bethesda.

3.	AIMCO Stone Pointe distributes an 87.8% limited partnership interest in Stone Pointe Village to AIMCO Properties, which contributes such interest to AIMCO/Bethesda.

(w)	With respect to the Ownership of The OceanFront Apartments.

1.	AIMCO Properties contributes all of its economic rights, duties, and liabilities with respect to a 1% general partnership interest in Seaside Point, held of record by AIMCO Seaside Point, L.P., to AIMCO/Bethesda, provided, however, that the general partnership interest itself remains in place.

2.	AIMCO Properties contributes a 99% limited partnership interest in Seaside Point to AIMCO/Bethesda.

(x)	With respect to the Ownership of Westlake Apartments.

1.	AIMCO Properties contributes all of its economic rights, duties, and liabilities with respect to an aggregate 1% general partnership interest in West Lake Arms, held of record by Congress Realty Corp. and CRC Congress Realty Corp., to AIMCO/Bethesda, provided, however, that the general partnership interest itself remains in place.

2.	AIMCO Properties contributes a 99% limited partnership interest in West Lake Arms to AIMCO/Bethesda.

(y)	With respect to the Ownership of Park at Deerbrook Apartments.
AIMCO Properties contributes all of its economic rights, duties, and liabilities with respect to a an aggregate 99.99% managing general partnership interest, held of record by Texas Residential Investors Limited Partnership, and a 0.01% general partnership interest, held of record by AIMCO/Texas Apartment Investors GP, LLC, each in Texas Apartment Investors, to AIMCO/Bethesda, provided, however, that the general partnership interest itself remains in place.
(z)	With respect to the Ownership of Colony at El Conquistador Apartments.

1.	AIMCO Properties contributes all of its economic rights, duties, and liabilities with respect to a 1% general partnership interest in AIMCO Colony, held of record by AIMCO Holdings, to AIMCO/Bethesda, provided, however, that the general partnership interest itself remains in place.

2.	AIMCO Properties contributes a 99% limited partnership interest in AIMCO Colony to AIMCO/Bethesda.

(aa)	With respect to the Ownership of Lakeside North at Carrollwood Apartments.

1.	AIMCO Properties contributes all of its economic rights, duties, and liabilities with respect to a 1% general partnership interest in Carrollwood Lakeside North, held of record by Lakeside North, L.L.C., to AIMCO/Bethesda, provided, however, that the general partnership interest itself remains in place.

2.	Lakeside Investors distributes a 99% limited partnership interest in Carrollwood Lakeside North to AIMCO Properties, which contributes such interest to AIMCO/Bethesda.
SECTION 4. Consideration.
(a)	In exchange for the partnership and membership interests and property contributed to it pursuant to this Agreement, AIMCO/Bethesda will:
(1)	issue the Shares to AIMCO Properties; and

(2)	guarantee payment of all loans from AIMCO Properties or any of its wholly owned affiliates to any of the Properties or the owners of any of the Properties.
(b)	In this regard, AIMCO Properties represents and warrants:
(1)	It is acquiring the Shares in a transaction not involving any public offering, within the meaning of the Securities Act of 1933, as amended (the “Securities Act”);

(2)	It has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an acquisition of the Shares and is able to bear the economic risk of a loss of an investment in the Shares;

(3)	It is not acquiring any Shares with a view to the distribution of the Shares or any present intention of offering or selling any of the Shares in a transaction that would violate the Securities Act or the securities laws of any state or any other applicable jurisdiction,

(4)	It is not relying on AIMCO/Bethesda (or any agent, representative or affiliate of AIMCO/Bethesda) with respect to legal, tax, accounting, financial and other economic considerations involved in connection with the transactions contemplated by this Agreement, including an investment in Shares; and

(5)	AIMCO Properties has carefully considered and has, to the extent necessary, sought legal, tax, accounting, financial and other advice with respect to the suitability of its investment in the Shares.
(c)	AIMCO Properties acknowledges and agrees that the Shares are not, and may never be, registered under the Securities Act.
SECTION 5. Tax Treatment. The parties intend and agree to treat the contributions provided for in this Agreement as a non-recognition transaction pursuant to Section 351. Each of the parties agrees to execute and deliver such other agreements, documents, and instruments, and to take all such further actions, as may be reasonably necessary to cause the transactions contemplated by this Agreement to comply with Section 351.
SECTION 6. Approvals and Consents. Each of the parties agrees to use all commercially reasonable efforts to obtain all consents, approvals, orders, licenses, certificates, and permits of or from, and to make all declarations and filings with: any partner, member, shareholder, or stockholder; any federal, state, local or other governmental authority; or any court or other tribunal, domestic or foreign, in each case re98quired or desirable in connection with the contribution to AIMCO/Bethesda of any full general partnership interest, the economic rights, duties, and liabilities of which have been contributed to AIMCO/Bethesda pursuant to this Agreement. Each of the parties hereby irrevocably consents to the consummation of the transactions contemplated by this Agreement and waives all notices, consents, approvals, orders, licenses, certificates, permits, declarations, filings, and compliance with agreements, documents, or other instruments to which any is a part or to which the assets of any are subject in connection with the consummation of the transactions contemplated by this Agreement, in each case to the fullest extent permitted by applicable law. Such waiver shall apply only to the transactions contemplated by this Agreement and shall not be considered a waiver of any parties’ rights under the aforementioned with respect to any other action.
SECTION 7. Miscellaneous.
(a)	Further Assurances. Each of the parties agrees to execute and deliver all such further documents and take all such further actions as shall be necessary, desirable or expedient to consummate the transactions contemplated by this Agreement.

(b)	Entire Agreement. This Agreement, together with the exhibits to this Agreement, constitutes the entire agreement and understanding among the parties as to the subject matter of this Agreement and supersedes all prior agreements and understandings, written or oral, with respect to the subject matter of this Agreement.

(c)	Severability. The unenforceability or invalidity of any provision of this Agreement in any jurisdiction will not, as to that jurisdiction, render any other provision of this Agreement unenforceable or invalid or, as to any and all other jurisdictions, render any provision of this Agreement unenforceable or invalid.

(d)	Assignment; Power of Attorney. This Agreement will bind and inure to the benefit of the parties and their respective successors and permitted assigns, but will not confer any benefit upon any person or entity other than the parties and their respective successors and permitted assigns. This Agreement may not be assigned by any party without the prior written consent of AIMCO Properties, and this Agreement may be assigned by any party, in whole or in part, at the direction of and upon the sole signature of AIMCO Properties, and to this end, each of the other parties to this Agreement grant AIMCO Properties a power of attorney to execute and deliver any such assignment in its name, place, and stead as its attorney in fact. Such power of attorney is coupled with an interest and is irrevocable.

(e)	Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Colorado without giving effect to the conflict of laws principles thereof.

(f)	Counterparts. This Agreement may be executed in counterparts, each of which is an original, but all of which will be considered one and the same original.

     IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Agreement as of the date first written above.

Apartment Investment and Management Company
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

AIMCO/Bethesda Holdings, Inc.
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

AIMCO/Brandywine, L.P. By: AIMCO Holdings, L.P., its General Partner By: AIMCO Holdings QRS, Inc., its General Partner
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

AIMCO Brentwood, LLC By: AIMCO Properties, L.P., its Member By: AIMCO-GP, Inc., its General Partner
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

AIMCO Canterbury Green, L.L.C. By: AIMCO Properties, L.P., its Member By: AIMCO-GP, Inc., its General Partner
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

AIMCO Cape Cod, LLC By: AIMCO Properties, L.P., its Member By: AIMCO-GP, Inc., its General Partner
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

AIMCO Frankford Place, LLC By: AIMCO Properties, L.P., its Member By: AIMCO-GP, Inc., its General Partner
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

AIMCO-GP, Inc.
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

AIMCO Holdings, L.P. By: AIMCO Holdings QRS, Inc., its General Partner
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

AIMCO Holdings QRS, Inc.
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

AIMCO IPLP, L.P. By: AIMCO/IPT, Inc., its General Partner
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

AIMCO/IPT, Inc.
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

AIMCO Jacques-Miller, L.P. By: MAE Investments, Inc., its General Partner
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

AIMCO-LP., Inc.
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

AIMCO Lexington (TX), LLC By: AIMCO Properties, L.P., its Member By: AIMCO-GP, Inc., its General Partner
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

AIMCO Properties, L.P. By: AIMCO-GP, Inc., its General Partner
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

AIMCO Stone Pointe, L.L.C. By: AIMCO Properties, L.P., its Member By: AIMCO-GP, Inc., its General Partner
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

AIMCO Stratford, LLC By: AIMCO Properties, L.P., its Member By: AIMCO-GP, Inc., its General Partner
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

AIMCO Williams Cove, LLC By: AIMCO Properties, L.P., its Member By: AIMCO-GP, Inc., its General Partner
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

AIMCO Windridge, LLC By: AIMCO Properties, L.P., its Member By: AIMCO-GP, Inc., its General Partner
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

Ambassador I, L.P. By: Ambassador I, Inc., its General Partner
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

Ambassador VIII, L.P. By: Ambassador VIII, Inc., its General Partner
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

Cooper River Properties, L.L.C. By: AIMCO IPLP, L.P., its Member By: AIMCO/IPT, Inc., its General Partner
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

Davidson Diversified Properties, Inc.
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

Fox Capital Management Corporation
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

Lakeside Investors, L.L.C. By: AIMCO Properties, L.P., its Member By: AIMCO-GP, Inc., its General Partner
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

MAE Investments, Inc.
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

NHP Partners Two Limited Partnership By: AIMCO Holdings, L.P., its General Partner By: AIMCO Holdings QRS, Inc., its General Partner
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

National Corporation for Housing Partnerships
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

The National Housing Partnership By: National Corporation for Housing Partnerships, its General Partner
By:	/s/ Harry Alcock
	Name:	Harry Alcock
	Title:	Executive Vice President

EXHIBIT A
Descriptions of Ownership Constituencies Prior To Consummation of the Transactions
Contemplated by the Agreement